Exhibit 99.1

                             STOCKHOLDER'S AGREEMENT


                                     BETWEEN


                                    UCB S.A.


                                       AND


                              CYTEC INDUSTRIES INC.





                          DATED AS OF FEBRUARY 28, 2005




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                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS....................................................................................1

Section 1.1       Definitions............................................................................1

ARTICLE II REPRESENTATIONS AND WARRANTIES................................................................6

Section 2.1       Representations and Warranties of the Company..........................................6
Section 2.2       Representations and Warranties of the Stockholder......................................6

ARTICLE III STANDSTILL; VOTING...........................................................................7

Section 3.1       Standstill Restrictions................................................................7
Section 3.2       Voting.................................................................................8

ARTICLE IV TRANSFER RESTRICTIONS; SELL-DOWN REQUIREMENTS.................................................8

Section 4.1       Transfer Restrictions..................................................................8
Section 4.2       Early Termination of Lock-Up..........................................................10
Section 4.3       Legends on Acquisition Shares; Securities Act Compliance..............................10
Section 4.4       Sell-Down Requirements................................................................11

ARTICLE V REGISTRATION RIGHTS...........................................................................12

Section 5.1       Shelf Registration Statement..........................................................12
Section 5.2       Piggy-Back Registration...............................................................14
Section 5.3       Termination of Registration Obligation................................................15
Section 5.4       Registration Procedures...............................................................15
Section 5.5       Registration Expenses.................................................................20
Section 5.6       Indemnification; Contribution.........................................................20

ARTICLE VI NON-COMPETITION; NON-SOLICITATION............................................................23

Section 6.1       Non-Competition.......................................................................23
Section 6.2       Non-Solicitation......................................................................24

ARTICLE VII MISCELLANEOUS...............................................................................24

Section 7.1       Change of Control of the Stockholder..................................................24
Section 7.2       Injunctive Relief.....................................................................25
Section 7.3       Successors and Assigns................................................................26
Section 7.4       Amendments; Waiver....................................................................26
Section 7.5       Notices...............................................................................26
Section 7.6       Governing Law; Arbitration............................................................27
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Section 7.7       Headings..............................................................................28
Section 7.8       Integration...........................................................................28
Section 7.9       Severability..........................................................................28
Section 7.10      Counterparts..........................................................................28
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                                       ii
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     STOCKHOLDER'S AGREEMENT, dated as of February 28, 2005 (this "Agreement"), by and among CYTEC INDUSTRIES, INC., a Delaware corporation (the "Company"), and
UCB S.A., a societe anonyme organized under the laws of Belgium (the
"Stockholder").


                              W I T N E S S E T H:

     WHEREAS, the Company and the Stockholder (together with the other parties thereto) are parties to the Stock and Asset Purchase Agreement, dated as of October 1, 2004 (the "Acquisition Agreement"), pursuant to which, among other things, the Company will purchase the Business (as defined in the Acquisition Agreement) from the Stockholder upon the terms and conditions set forth in the Acquisition Agreement (the "Acquisition");

     WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the parties to consummate the Acquisition (the "Closing"); and

     WHEREAS, the Company and the Stockholder desire to establish in this Agreement certain terms and conditions concerning the shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company delivered to the Stockholder pursuant to the Acquisition Agreement and related provisions concerning the Stockholder's relationship with and investment in the Company following the Closing.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

     "Acquisition" has the meaning assigned in the recitals.

     "Acquisition Agreement" has the meaning assigned in the recitals.

     "Acquisition Shares" means the shares of Common Stock delivered to the Stockholder at the Closing pursuant to the Acquisition Agreement and any shares of Common Stock issued in respect thereof or into which such shares of Common Stock shall be converted in connection with stock splits, reverse stock splits, stock dividends or distributions, combinations or any similar recapitalizations on or after the date of this Agreement.

     "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Agreement" has the meaning assigned in the preamble.

     "Arbitral Tribunal" has the meaning assigned in Section 7.5(b)

     "Arbitration Request" has the meaning assigned in Section 7.5(b).

     "Beneficially Own" means, with respect to any securities, having "beneficial ownership" of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act (or any successor statute or regulation), and "Beneficial Ownership" has a correlative meaning.

     "Bioproducts Business" means the business of the Stockholder relating to the development and manufacture of grade bulk peptides used as active ingredients in the composition of drugs developed by bio-pharmaceutical companies.

     "Blackout Period" has the meaning assigned in Section 5.1(b).

     "Board" means, as of any date, the Board of Directors of the Company in office on that date.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in the City of New York or Brussels, Belgium are authorized or required by law to remain closed.

     "Change of Control Transaction" means any (1) merger, consolidation or other business combination transaction as a result of which the stockholders of the Company prior to such transaction would cease to hold at least 60% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), (2) acquisition by any Person, in one transaction or a series of related transactions, of at least 30% of the outstanding Voting Securities, (3) sale, lease, exchange or other disposition, in one transaction or a series of related transactions, of at least 40% of the assets of the Company and its Subsidiaries, taken as a whole, (4) transaction as a result of which the Directors immediately prior to such transaction would cease to represent a majority of the directors comprising the Board or the board of directors of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (5) tender offer commenced by a third party seeking to acquire at least 50% of the outstanding Common Stock which is recommended to the holders of Common Stock by a majority of the Board.

                                       2
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     "Claims" has the meaning assigned in Section 5.6(a).

     "Closing" has the meaning assigned in the recitals.

     "Common Stock" has the meaning assigned in the recitals.

     "Company" has the meaning assigned in the preamble.

     "Competing Business" has the meaning assigned in Section 6.1.

     "Director" means any member of the Board.

     "Discounted Value" has the meaning assigned in Section 4.4(b).

     "Dispute" has the meaning assigned in Section 7.5(b)

     "Effective Period" has the meaning assigned in Section 5.4(a)(iii).

     "Election Notice" has the meaning assigned in Section 4.4(b)

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Films Business" means the business of the Stockholder (including Securency Pty Limited) relating to the development, design, manufacture, improvement, treatment, promotion, marketing, sale or other exploitation of cellulose film and polypropylene film and process equipment used for the manufacture, treatment or use of such film(s).

     "Hedging Transfers" has the meaning assigned in Section 4.1(a)(iii).

     "ICC" has the meaning assigned in Section 7.5(b).

     "Market Value" means, as of any date, the average of the daily closing prices per share of Common Stock during the regular trading sessions on the NYSE (or on the principal securities exchange or interdealer quotation system on which Common Stock is then listed or quoted) for each of the 30 full trading days immediately preceding (but not including) such date.

     "Maximum Number" has the meaning assigned in Section 5.2(b).

     "Notice" has the meaning assigned in Section 7.5(b).

     "NYSE" means the New York Stock Exchange, Inc.

     "Other Capital Stock" means shares of any class of capital stock of the Company other than the Common Stock that are entitled to vote generally in the election of Directors. For the avoidance of doubt, Other Capital Stock shall include Buyer's Series C Cumulative Preferred Stock, par value $.01 per share.

                                       3
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     "Other Holder" has the meaning assigned in Section 5.2(b).

     "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Piggy-Back Registration" has the meaning assigned in Section 5.2(a).

     "Piggy-Back Request" has the meaning assigned in Section 5.2(a).

     "Piggy-Back Shares" has the meaning assigned in Section 5.2(a).

     "Prospectus" means the prospectus included in any Shelf Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Acquisition Shares, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

     "Registrable Shares" means, at any time, the Acquisition Shares that are Beneficially Owned by the Stockholder.

     "Respondent" has the meaning assigned in Section 7.5(b).

     "Rules" has the meaning assigned in Section 7.5(b).

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Select Voting Matter" means (1) any proposed amendment to the certificate of incorporation of the Company, (2) the election of Directors, (3) any proposal submitted by a stockholder of the Company pursuant to Rule 14a-8 under the Exchange Act and (4) approval of any equity compensation plan submitted to a vote of the stockholders of the Company; provided, that a matter described in
(1) above shall not constitute a Select Voting Matter if the Stockholder shall have determined that such matter would reasonably be expected to have a material adverse effect on the Stockholder's investment in the Common Stock.

     "Sell-Down Closing" has the meaning assigned in Section 4.4(b).

                                       4
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     "Shelf Offering" means an offering of Registrable Shares pursuant to a
Shelf Registration Statement.

     "Shelf Registration Request" has the meaning assigned in Section 5.1(a).

     "Shelf Registration Statement" means a "shelf" registration statement of the Company filed pursuant to the provisions of Article 5 hereof which covers some or all of the Acquisition Shares on Form S-3 or an another appropriate form of the SEC for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any successor rule, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

     "Stockholder" has the meaning assigned in the preamble.

     "Subsidiary" means, with respect to any Person, any other entity (i) whose securities or other ownership interests, having by their terms the power to elect a majority of the board of directors or other Persons performing similar functions, are owned or controlled, directly or indirectly, by such Person, (ii) whose business and policies such Person has the power, directly or indirectly, to direct, or (iii) of which 50% or more of the securities, partnership or other ownership interests are owned, directly or indirectly, by such Person.

     "Surface Specialty Compound" means any resin, additive, adhesive or coating, including without limitation liquid coating resins, radiation curing resins, powder coating resins, technical resins, additives and specialty products, multipolymer resins used for pressure sensitive adhesives, and adhesive technologies (including free radical polymerizations, crosslinkers and formulation components) for the paints and coatings, inks and overprint varnishes, buildings and construction, mechanical engineering, automotive body and parts, wood and furniture, sports and leisure goods, tires and rubber goods and electronic components manufacturing industries, among others.

     "Transfer" means any direct or indirect sale, transfer, assignment, pledge, hypothecation, mortgage, license, gift, creation of a security interest in or lien on, placement in trust (voting or otherwise), encumbrance or other disposition to any Person, including those by way of share sale, spin-off, operation or succession of law, merger, hedging or derivative transactions or otherwise.

     "Votes" means votes entitled to be cast generally in the election of Directors.

     "Voting Power" means, as of any time, the ratio, expressed as a percentage, of (x) the Votes represented by the Voting Securities with respect to which the Voting Power is being determined to (y) the aggregate Votes represented by all then outstanding Voting Securities.



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     "Voting Securities" means, together, (1) the Common Stock and (2) any Other
Capital Stock.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties of the Company. The Company represents and warrants to the Stockholder as of the date hereof that:

     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

     (b) This Agreement has been duly and validly authorized by the Company and all necessary and appropriate action has been taken by the Company to execute and deliver this Agreement and to perform its obligations hereunder.

     (c) This Agreement has been duly executed and delivered by the Company and, assuming due authorization and valid execution and delivery by the Stockholder, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     Section 2.2 Representations and Warranties of the Stockholder. The Stockholder represents and warrants to the Company as of the date hereof that:

     (a) The Stockholder has been duly organized and is validly existing as a societe anonyme in good standing under the laws of the Kingdom of Belgium and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

     (b) This Agreement has been duly and validly authorized by the Stockholder and all necessary and appropriate action has been taken by the Stockholder to execute and deliver this Agreement and to perform its obligations hereunder.

     (c) This Agreement has been duly executed and delivered by the Stockholder and, assuming due authorization and valid execution and delivery by the Company, is a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                                       6
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                                  ARTICLE III

                               STANDSTILL; VOTING

     Section 3.1 Standstill Restrictions. Until the date on which the Stockholder Beneficially Owns Voting Securities representing less than 5% of the Voting Power, without the prior consent of the Company, the Stockholder shall not, and shall cause each of its Affiliates not to, directly or indirectly, alone or in concert with any other Person:

     (i) acquire, offer to acquire or agree to acquire Beneficial Ownership of any Voting Securities, except pursuant to stock splits, reverse stock splits, stock dividends or distributions, or combinations or any similar recapitalizations on or after the date hereof;

     (ii) acquire, offer to acquire or agree to acquire any business or material assets of the Company or any of its Subsidiaries;

     (iii) initiate or propose any offer by any third party to acquire Beneficial Ownership of Voting Securities, other than a Transfer of Acquisition Shares permitted in accordance with Article IV;

     (iv) initiate or propose any merger, tender offer, business combination, restructuring, recapitalization or other extraordinary transaction involving, or any change of control of, the Company or any of its Subsidiaries;

     (v) act to seek to affect, influence or control any Director, the Board or the management of the Company or the business, operations, affairs, policies or strategy, including budget and business plan, of the Company, including but not limited to seeking the election, appointment or removal of any Directors or a change in the composition or size of the Board;

     (vi) deposit any Voting Securities into a voting trust or subject any Voting Securities to any proxy, arrangement or agreement with respect to the voting of such securities or other agreement having a similar effect (other than the granting of a proxy in connection with the Stockholder's obligations pursuant to Section 3.2);

     (vii) initiate, propose or in any way participate in any stockholder proposal or make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" to vote, or seek to influence any Person with respect to the voting of, any Voting Securities, or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) with respect to Voting Securities;

     (viii) initiate or propose a call for any special meeting of the Company's stockholders;

     (ix) form, join or in any way participate in a group (as contemplated by Exchange Act Rule 13d-5(b) or any successor statute or regulation) with respect to any Voting Securities;

     (x) propose, or agree to, or enter into any discussions, negotiations or arrangements with, or provide any confidential information to, any third party with respect to any of the foregoing;

     (xi) make any statement or disclosure inconsistent with the foregoing;

     (xii) assist, advise or encourage any Person with respect to, or seek to do, any of the foregoing; or

     (xiii) propose or seek an amendment or waiver of any of the provisions of this Section 3.1.

     Section 3.2 Voting. Until the date on which the Stockholder Beneficially Owns Voting Securities representing less than 5% of the Voting Power, the Stockholder shall (i) vote at any stockholder meeting or in connection with any action by written consent at or in which Voting Securities are entitled to vote, on any Select Voting Matter, all of its Acquisition Shares in accordance with the recommendation of the Board in respect of such Select Voting Matter and (ii) be present in person or represented by proxy at all meetings of stockholders of the Company so that all Acquisition Shares then owned by the Stockholder shall be counted for the purpose of determining the presence of a quorum at such meetings. For the avoidance of doubt, it is understood and agreed that nothing contained in Section 3.1 shall limit the Stockholder from exercising its voting rights to the extent contemplated by this Section 3.2.


                                   ARTICLE IV

                  TRANSFER RESTRICTIONS; SELL-DOWN REQUIREMENTS

     Section 4.1 Transfer Restrictions. 1. Except as provided in Section 4.2, the Stockholder shall not Transfer any Acquisition Shares prior to the second anniversary of the Closing without the prior written consent of the Company, other than:

     (i) Transfers pursuant to any business combination, tender or exchange offer to acquire Common Stock or other extraordinary transaction that the Board has recommended, or pursuant to a tender or exchange offer that the Board has not recommended but only after such time as a majority of the shares of Common Stock outstanding have been tendered into such offer and after all material conditions with respect to such offer (including any financing condition, any minimum condition with respect to number of shares tendered and any conditions in respect of takeover protections of the Company) has been satisfied, other than any such conditions that can be satisfied only at the closing of such offer;

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     (ii) Transfers by the Stockholder to any Affiliate of the Stockholder,
provided that prior to any such Transfer such Affiliate agrees in writing to acquire and hold such transferred Acquisition Shares subject to all of the provisions of this Agreement as if such Affiliate were the original Stockholder and the Stockholder provides an unconditional guarantee of all of such Affiliate's obligations under this Agreement; and

     (iii) Transfers by the Stockholder of, in the aggregate, up to nine hundred sixty-two thousand one hundred and forty-three (962,143) Acquisition Shares in one or more forward or option-based transactions pursuant to derivative contracts entered into with third parties on or after the date of this Agreement, which Transfers shall be either (A) registered under the Securities Act pursuant to a Shelf Registration Statement filed with the SEC pursuant to
Section 5.1(a) or (B) made pursuant to Rule 144 under the Securities Act after compliance with Section 4.3(c) ("Hedging Transfers").

     (b) Following the second anniversary of the Closing, the Stockholder may Transfer Acquisition Shares only:

     (i) in accordance with clauses (i), (ii) and (iii) of Section 4.1(a);

     (ii) (A) in a registered offering pursuant to the procedures described in
Section 5 hereof or (B) in one or more privately negotiated transactions exempt from the registration requirements of the Securities Act; provided that in each case no Transfer under this subsection (ii) is made to any Person or group (as contemplated by Rule 13d-5(b) under the Exchange Act or any successor statute or regulation) that, after giving effect to such Transfer, would Beneficially Own Voting Securities representing more than five percent (5%) of the Voting Power; provided, further, that the Stockholder shall be deemed to have satisfied its obligation pursuant to the foregoing proviso in any underwritten registered offering described in clause (A) if it uses its best efforts to cause the underwriter(s) of such offering to agree to use their reasonable efforts to prevent any purchase of shares in such offering by any Person or group that would, upon such purchase, exceed the foregoing threshold; and

     (iii) in Transfers made pursuant to Rule 144 under the Securities Act.

     If the Company reasonably determines that such legend is required by applicable law, any certificates for shares of Common Stock issued in respect of any Transfer pursuant to Section 4.1(b)(ii)(B) shall bear a legend or legends referencing restrictions under the Securities Act on transfer of such shares; provided that the holder of any certificate(s) bearing any such legend shall be entitled to receive from the Company new certificates for a like number of shares of Common Stock not bearing such legend upon the request of such holder and upon delivery to the Company of an opinion of counsel to such holder, in form and substance reasonably satisfactory to the Company and counsel to the Company, that the restriction referenced in such legend is no longer required in order to ensure compliance with the Securities Act.

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

     Section 4.2 Early Termination of Lock-Up. The Stockholder may Transfer Acquisition Shares prior to the second anniversary of the Closing following the occurrence of a Change of Control Transaction.

     Section 4.3 Legends on Acquisition Shares; Securities Act Compliance. 1. Each share certificate representing Acquisition Shares shall bear the following legends:

     (A) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

     (B) "TRANSFERS, VOTING AND OTHER MATTERS IN RESPECT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO THE STOCKHOLDER'S AGREEMENT, DATED AS OF FEBRUARY 28, 2005, BETWEEN THE COMPANY AND UCB S.A., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY."

     (b) The Stockholder agrees that, except as provided in Section 4.3(c) but in addition to the other restrictions on Transfers provided in this Agreement, it will, if requested by the Company, deliver at its expense to the Company an opinion of reputable U.S. counsel, in form and substance reasonably satisfactory to the Company and counsel for the Company, that any Transfer made other than in connection with a registered public offering is not in violation of U.S. securities laws; provided, however, that in case of any Transfer of Acquisition Shares to any Person that is an "accredited investor" (as such term is defined and used in Rule 501 of Regulation D under the Securities Act or any successor statute or regulation), no opinion of counsel shall be required if the Stockholder obtains a representation from such Person that it is an accredited investor and is acquiring such Acquisition Shares for its own account and with no intention of distributing or reselling such Acquisition Shares or any portion thereof, or interest therein, in any transaction that would violate U.S. securities laws.

     (c) Prior to any Hedging Transfer made pursuant to Section 4.1(a)(iii)(B), the Stockholder shall deliver at its expense to the Company an unqualified opinion of reputable U.S. counsel, in form and substance reasonably satisfactory to the Company and counsel for the Company, that such proposed Hedging Transfer complies in all respects with Rule 144 under the Securities Act.

     (d) Promptly upon request of the Stockholder: (i) the Company shall issue to the Stockholder replacement share certificates that do not bear (x) either of the two legends (A) and (B) described in Section 4.3(a)(i) in order to permit any Hedging Transfer made in compliance with Section 4.1(a)(iii)(A) or (y) the legend (B) described in Section 4.3(a)(i) in order to permit any Hedging Transfer made in compliance with Section 4.1(a)(iii)(B); (ii) to the extent not provided in the foregoing clause (i), following the second anniversary of the Closing (or such earlier date as the Stockholder is permitted to Transfer Acquisition Shares pursuant to Section 4.2), the Company shall issue to the Stockholder replacement share certificates that do not bear the legend (B) described in Section 4.3(a)(i); and (iii) to the extent not provided in the foregoing clause (i), following the second anniversary of the Closing, the Company shall issue to the Stockholder replacement share certificates that do not bear the legend (A) described in Section 4.3(a)(i) in order to permit any Transfer (x) registered under the Securities Act or (y) made in compliance with Rule 144 under the Securities Act.

     Section 4.4 Sell-Down Requirements. 1. Following the second anniversary of the Closing, the Stockholder shall Transfer the number of Acquisition Shares necessary so that (subject to the last sentence of Section 5.1(b)):

     (i) as of the third anniversary of the Closing the Stockholder shall Beneficially Own Acquisition Shares constituting less than 9% of the Voting Power;

     (ii) as of the fourth anniversary of the Closing the Stockholder shall Beneficially Own Acquisition Shares constituting less than 7% of the Voting Power; and

     (iii) as of the fifth anniversary of the Closing the Stockholder shall Beneficially Own Acquisition Shares constituting less than 5% of the Voting Power.

     (b) In the event that, on any of the anniversary dates set forth in Section 4.4(a), the Stockholder Beneficially Owns Acquisition Shares constituting Voting Power greater than the maximum threshold applicable to such anniversary date, the Company shall have the right, but not the obligation, to purchase from the Stockholder up to that number of Acquisition Shares such that, immediately after giving effect to such purchase, the Stockholder shall Beneficially Own Acquisition Shares constituting less than the maximum applicable percentage of Voting Power. The purchase price per Acquisition Share for any such purchase shall be 95% of the Market Value as of the applicable anniversary date (the "Discounted Value"). In lieu of purchasing such number of Acquisition Shares, the Company shall have the right, but not the obligation, to cause the Stockholder to deliver to the Company that number of Acquisition Shares having an aggregate Market Value as of the applicable anniversary date equal to the difference between (x) the aggregate Market Value as of the applicable anniversary date of the Acquisition Shares the Company is entitled to purchase pursuant to the first sentence of this Section 4.4(b) and (y) the aggregate Discounted Value of such Acquisition Shares; provided, however, that if the Company exercises its right under this clause, the Stockholder shall be deemed to have satisfied its obligations under Section 4.4(a) as of the applicable anniversary date. The Company shall give the Stockholder written notice of its election to make any such purchase or cause such delivery of Acquisition Shares (an "Election Notice") within 10 Business Days following the applicable anniversary date. The closing for any such purchase or share delivery (a "Sell-Down Closing") shall take place at the executive offices of the Company at 10:00 a.m., New York City time, on the fifth Business Day following the date the applicable Election Notice is delivered to the Stockholder, or at such other place, date and time as the parties may mutually agree. At any Sell-Down Closing, the Stockholder shall deliver to the Company the share certificate or certificates representing the number of Acquisition Shares being purchased by or delivered to the Company at such Sell-Down Closing (subject to the re-issuance by the Company of a share certificate or certificates representing the number of Acquisition Shares that will continue to be Beneficially Owned by the Stockholder following such Sell-Down Closing, if necessary) in exchange for, if applicable, a cash payment by wire transfer of immediately available funds of the aggregate purchase price to be paid for such Acquisition Shares to an account or accounts that shall be designated by the Stockholder in writing to the Company at least two Business Days prior to such Sell-Down Closing. The parties hereto shall execute and deliver such other documents, and take such other actions, that may be necessary in connection with any Sell-Down Closing to give effect to the foregoing.

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

     (c) Nothing in this Section 4.4 shall affect, supersede or otherwise modify the restrictions on Transfer set forth in Section 4.1(b) or any other provision of this Agreement.


                                   ARTICLE 4

                               REGISTRATION RIGHTS

     Section 5.1 Shelf Registration Statement. 1. As promptly as reasonably practicable following the later of (i) the delivery of the U.S. GAAP Audited Financial Statements (as defined in the Acquisition Agreement) pursuant to the Acquisition Agreement or (ii) the date of this Agreement, the Company shall, upon request of the Stockholder, file a Shelf Registration Statement with respect to resales of the Registrable Shares (including by means of Hedging Transfers) from time to time pursuant to the Stockholder's intended method of distribution thereof, which may include an underwritten offering. In the event the Stockholder wishes to Transfer Registrable Shares on a registered basis under such Shelf Registration Statement (and, for the avoidance of doubt, in compliance with Article IV of this Agreement), it shall give the Company at least seven (7) Business Days' written notice (provided, however, that such notice period in respect of Hedging Transfers and any Transfers not made pursuant to an underwritten offering shall be at least three (3) Business Days), which written notice shall include the number of shares to be Transferred, the plan of distribution therefor and the estimated price or prices for which such Transfers will be made (a "Shelf Registration Request").

     (b) Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to postpone and delay, for reasonable periods of time, but in no event more than an aggregate of 120 days during any 12-month period (a "Blackout Period"), the filing or effectiveness of any registration statement (including a Shelf Registration Statement filed pursuant to Section 5.1(a)) or the offer or sale of any Registrable Shares thereunder if the Company shall determine that any such filing or the offering or sale of any Registrable Shares thereunder would (i) in the good faith judgment of the Board, impede, delay or otherwise interfere with any pending or contemplated material acquisition, corporate reorganization or other similar material transaction involving the Company, (ii) based upon advice from the Company's investment banker or financial advisor, adversely affect any pending or contemplated financing, offering or sale of any class of securities by the Company, (iii) in the good faith judgment of the Board, require disclosure of material non-public information (other than information relating to an event described in clause (i) or (ii) above) which, if disclosed at such time, would be harmful to the best interests of the Company and its stockholders or (iv) in the good faith judgment of the Board, have a material adverse effect on the Company; provided, however, that the Company shall give written notice to the Stockholder of its determination to postpone or delay the filing of such Shelf Registration Statement or other imposition of a Blackout Period; and provided, further, that in the event that the Company proposes to register Common Stock, whether or not for sale for its own account, during a Blackout Period, the Stockholder shall have the right to exercise its rights under Section 5.2 of this Agreement with respect to such registration, subject to the limitations contained in this Agreement on the exercise of such rights. Upon notice by the Company to the Stockholder of any such determination, the Stockholder shall, except as required by applicable law, including any disclosure obligations under Section 13 of the Exchange Act, keep the fact of any such notice strictly confidential, and during any Blackout Period, promptly halt any offer, sale, trading or transfer by it of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of any prospectus or prospectus supplement covering such Registrable Shares for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed by the Company, shall deliver to the Company any copies then in its possession of any such prospectus or prospectus supplement. In the event that any Blackout Period imposed by the Company in accordance with this Section 5.1(b) includes one of the anniversary dates provided in Section 4.4(a), such anniversary date and each anniversary date thereafter shall be deemed for purposes of this Agreement to be extended by the number of days in such Blackout Period.

     (c) In connection with any underwritten Shelf Offering pursuant to a Shelf Registration Statement filed pursuant to Section 5.1(a), the managing underwriter for such Shelf Offering shall be selected by the Stockholder, provided that such managing underwriter shall be a nationally recognized investment banking firm and shall be reasonably acceptable to the Company.

     (d) Nothing in this Article V shall affect, supersede or otherwise modify any of the restrictions on Transfer set forth in Section 4.1(b) or any other provision of this Agreement.

     Section 5.2 Piggy-Back Registration. 1. If, at any time following the second anniversary of the Closing, the Company proposes to register any Common Stock under the Securities Act on its behalf or on behalf of any of its stockholders, on a form and in a manner that would permit registration of the Registrable Shares (other than in connection with dividend reinvestment plans, rights offerings or a registration statement on Form S-4 or S-8 or any similar successor form), the Company shall give the Stockholder written notice of its intent to do so not less than 15 Business Days prior to the contemplated filing date for such registration statement. Upon the written request of the Stockholder (a "Piggy-Back Request"), given within 5 Business Days following the receipt by the Stockholder of any such written notice (which request shall specify the number of Registrable Shares requested to be registered on behalf of the Stockholder) (the "Piggy-Back Shares"), the Company shall include in such registration statement (a "Piggy-Back Registration"), subject to the provisions of this Section 5.2 and, in the case of a registration on behalf of any of the Company's stockholders, subject to the rights of such stockholders, the number of Registrable Shares set forth in such Piggy-Back Request. No registration effected pursuant to this Section 5.2 shall relieve the Company of its obligations to effect registration pursuant to Section 5.1.

     (b) In the event that the Company proposes to register Common Stock in connection with an underwritten offering and a nationally recognized investment banking firm selected by the Company to act as managing underwriter thereof reasonably and in good faith shall have advised the Company, the Stockholder or any other holder of Common Stock intending to offer Common Stock in the offering (each, an "Other Holder") that, in its opinion, the inclusion in the registration statement of some or all of the Registrable Shares sought to be registered by the Stockholder would adversely affect the price or success of the offering, the Company shall include in such registration statement such number of shares of Common Stock as the Company is advised can be sold in such offering without such an effect (the "Maximum Number") as follows and in the following order of priority: (A) first, such number of shares of Common Stock as the Company intended to be registered and sold by the Company if such registration was initiated by the Company or, if such registration is on behalf of any Other Holders, such number of shares of Common Stock as such Other Holders intended to be registered and sold, and (B) second, if and to the extent that the number of shares of Common Stock to be registered under clause (A) is less than the Maximum Number, such number of shares of Common Stock as the Stockholder, the Company (if such registration was not initiated by the Company) and any Other Holders (or additional Other Holders) shall have intended to register which, when added to the number of shares of Common Stock to be registered under clause
(A), is less than or equal to the Maximum Number, on a pro rata basis according to the total number of shares of Common Stock intended to be registered by each such Person.

     Section 5.3 Termination of Registration Obligation. The obligation of the Company to register Registrable Shares pursuant to this Article V and maintain the effectiveness of any Shelf Registration Statement filed pursuant to Section 5.1(a) shall terminate on the fifth anniversary of the Closing (subject to any deemed extension of such fifth anniversary date pursuant to the last sentence of
Section 5.1(b)).

     Section 5.4 Registration Procedures. 1. In connection with each registration statement prepared pursuant to this Article V pursuant to which Registrable Shares will be offered and sold, and in accordance with the intended method or methods of distribution of the Registrable Shares as described in such registration statement, the Company shall use its reasonable best efforts to, as promptly as reasonably practicable:

     (i) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC and shall use reasonable efforts to cause such registration statement to become and remain effective promptly, which registration statement shall comply as to form in all materials respects with the requirements of the applicable form and include all financial statements required by such form to be filed therewith; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by the Stockholder draft copies of all such documents proposed to be filed at least seven days prior to such filing (other than in connection with a Shelf Registration Request, for which such draft copies shall be furnished to such counsel as promptly as reasonably practicable following the Company's receipt of such Shelf Registration Request), which documents will be subject to the reasonable review and comment of the Stockholder and its agents and representatives and the underwriters, if any, and the Company shall not file any amendment or supplement to a Shelf Registration Statement filed pursuant to Section 5.1(a) to which the Stockholder or the underwriters, if any, shall reasonably object;

     (ii) furnish without charge to the Stockholder, and the underwriters, if any, at least one conformed copy of the registration statement and each post-effective amendment or supplement thereto (including all schedules and exhibits but excluding all documents incorporated or deemed incorporated therein by reference, unless requested in writing by the Stockholder or an underwriter) and such number of copies of the registration statement and each amendment or supplement thereto and the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement as the Stockholder or such underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares being sold by the Stockholder (the Company hereby consents to the use in accordance with the U.S. securities laws of such registration statement (or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by the Stockholder and the underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by such registration statement or prospectus);

     (iii) use reasonable best efforts to keep such registration statement effective, in the case of a Shelf Registration Statement, for such time as all of the securities covered by the Shelf Registration Statement have been disposed of and, in the case of any other registration statement, for the earlier of (A) 60 days and (B) such time as all of the securities covered by the registration statement have been disposed (the "Effective Period"), prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and cause the prospectus (and any amendments or supplements thereto) to be filed with the SEC;

     (iii) use reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as are reasonably necessary, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Stockholder or any underwriter to consummate the disposition of the Registrable Shares in such jurisdictions; provided, however, that in no event shall the Company be required to (A) qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this subparagraph (iv), be required to be so qualified, (B) execute or file any general consent to service of process under the laws of any jurisdiction, (C) take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the securities covered by the registration statement or (D) subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (iv);

     (iv) use reasonable best efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Stockholder to consummate the disposition of the Registrable Shares;

     (v) use reasonable best efforts to cause all Registrable Shares covered by such registration statement to be listed on the NYSE or on the principal securities exchange or interdealer quotation system on which the Common Stock is then listed or quoted, or if no similar securities are then so listed, cause all such Registrable Shares to be listed on a United States national securities exchange or secure designation of each such Registrable Share as a Nasdaq National Market System "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or secure National Association of Securities Dealers Automated Quotation authorization for such shares;

     (vi) promptly notify the Stockholder and the managing underwriter or underwriters, if any, after becoming aware thereof, (A) when the registration statement or any related prospectus or any amendment or supplement thereto has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any United States state securities authority for amendments or supplements to the registration statement or the related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) within the Effective Period of the happening of any event or the existence of any fact which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (viii) during the Effective Period, use its reasonable best efforts to obtain, as promptly as practicable, the withdrawal of any order enjoining or suspending the use or effectiveness of the registration statement or any post-effective amendment thereto or the lifting of any suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction;

     (ix) deliver promptly to the Stockholder and the managing underwriters, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit the Stockholder to do such investigation with respect to information contained in or omitted from the registration statement as it deems reasonably necessary for the purpose of conducting customary due diligence with respect to the Company, provided any such investigation shall not interfere unreasonably with the Company's business;

     (x) use reasonable best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by such registration statement not later than the effective date of such registration statement;

     (ix) cooperate with the Stockholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold under the registration statement in a form eligible for deposit with the Depository Trust Corporation not bearing any restrictive legends and not subject to any stop transfer order with any transfer agent, and cause such Registrable Shares to be issued in such denominations and registered in such names as the managing underwriters, if any, may request in writing or, if not an underwritten offering, in accordance with the instructions of the Stockholder, in each case at least two Business Days prior to any sale of Registrable Shares;

     (xii) in the case of an underwritten offering, use reasonable best efforts to enter into an underwriting agreement customary in form and scope for underwritten secondary offerings of the nature contemplated by the applicable registration statement;

     (xiii) use reasonable best efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the registration statement) in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters in connection with an offering of the nature contemplated by the applicable registration statement;

     (xiv) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Shares; and

     (xv) use reasonable best efforts to provide to counsel to the Stockholder and to the managing underwriters, if any, no later than the time of filing of any document which is to be incorporated by reference into the registration statement or prospectus (after the initial filing of such registration statement), copies of any such document.

     (b) In the event that the Company would be required, pursuant to Section 5.4(a)(vii)(E) above, to notify the Stockholder or the managing underwriter or underwriters, if any, of the happening of any event specified therein, the Company shall, subject to Section 5.1(b) hereof, as promptly as practicable, prepare and furnish to the Stockholder and to each such underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Shares that have been registered pursuant to this Agreement, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Stockholder agrees that, upon receipt of any notice from the Company pursuant to Section 5.4(a)(vii)(E) hereof, it shall, and shall use its reasonable best efforts to cause any sales or placement agent or agents for the Registrable Shares and the underwriters, if any, to forthwith discontinue disposition of the Registrable Shares until such Person shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, to destroy all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Registrable Shares as soon as practicable after the Stockholder's receipt of such notice.

     (c) The Stockholder shall furnish to the Company in writing such information regarding the Stockholder and its intended method of distribution of the Registrable Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registrable Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Stockholder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Stockholder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Shares contains or would contain an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) (i) The Stockholder agrees not to effect any public sale or distribution of any Registrable Shares, including any sale pursuant to Rule 144 under the Securities Act, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the 10 days prior to, and during the 90-day period (or such longer period as the Stockholder agrees with the underwriter of such offering) beginning on, the consummation of any underwritten public offering of the Registrable Shares covered by a registration statement referred to in Section 5.2 to the extent Registrable Shares are being sold thereunder.

     (ii) The Company hereby agrees that if it shall previously have received a request pursuant to Section 5.2 for registration of Registrable Shares in an underwritten offering, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not Transfer to a third party or third parties any Common Stock, any other equity security of the Company or any security convertible into or exchangeable for any equity security of the Company until the earlier of (A) 90 days after the effective date of such registration statement and (B) such time as all of the Registrable Shares covered by such registration statement have been distributed; provided, however, that notwithstanding the foregoing, the Company may Transfer Common Stock or such other securities (w) as part of such underwritten offering, (x) pursuant to a registration statement on Form S-8 or Form S-4 under the Securities Act or any successor or similar form, (y) in one or more private transactions that would not interfere with the method of distribution contemplated by such registration statement or (z) if such Transfer was publicly announced or agreed to in writing by the Company prior to the date of the receipt of such request pursuant to
Section 5.2.

     (e) In the case of any underwritten offering of shares of Common Stock registered under a Shelf Registration Statement filed pursuant to Section 5.1(a), or in the case of a registration under Section 5.2 if the Company has entered into an underwriting agreement in connection therewith, all shares of Common Stock to be included in such offering or registration, as the case may be, shall be subject to the applicable underwriting agreement and no Person may participate in such offering or registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be reasonably requested to offer or register such Person's Common Stock.

     Section 5.5 Registration Expenses. The Stockholder shall bear all agent fees and commissions, underwriting discounts and commissions, and fees and disbursements of its counsel and accountants in connection with any registration of any Registrable Shares pursuant to Section 5.1 or 5.2. The Company shall bear all other fees and expenses in connection with any registration statement pursuant to Section 5.1 or 5.2, including all registration and filing fees, all printing costs, and all fees and expenses of counsel and accountants for the Company.

     Section 5.6 Indemnification; Contribution. 1. The Company shall, and it hereby agrees to, indemnify and hold harmless the Stockholder and its directors, officers, employees and controlling Persons, if any, and each underwriter, its directors, officers, employees and controlling Persons, if any, in any offering or sale of the Registrable Shares, against any losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel) (collectively, "Claims") to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of the Company as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse periodically the Stockholder or any such underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the Company shall not be liable to any such Person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by the Stockholder, with respect to the Stockholder, or any underwriter or representative of the Stockholder, with respect to such representative, expressly for use therein, or by the Stockholder's failure to furnish the Company, upon request, with the information with respect to the Stockholder, or any underwriter or representative of the Stockholder, or the Stockholder's intended method of distribution, that is the subject of the untrue statement or omission or if the Stockholder or such underwriter sold securities to the Person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to the Stockholder or such underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

     (b) The Stockholder shall, and hereby agrees, to (i) indemnify and hold harmless the Company, its directors, officers, employees and controlling Persons, if any, and each underwriter, its partners, officers, directors, employees and controlling Persons, if any, in any offering or sale of Registrable Shares, against any Claims to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Stockholder with respect to the Stockholder expressly for use therein, and (ii) reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such Claim.

     (c) Promptly after receipt by an indemnified party under Section 5.6(a) or
Section 5.6(b) of written notice of the commencement of any action or proceeding for which indemnification under Section 5.6(a) or Section 5.6(b) may be requested, such indemnified party shall notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding hereunder unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so;
(ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any expenses therefor (including, without limitation, any such reasonable counsel's fees). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 5.6(a) or Section 5.6(b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes an unconditional release of the indemnified party from all liability in respect of such claim or litigation, does not subject the indemnified party to any material injunctive relief or other material equitable remedy and does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) The Stockholder and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 5.6(a) or 5.6(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the applicable offering of securities. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If, however, the allocation in the first sentence of this Section 5.6(d) is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 5.6(d). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 5.6(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VI

                        NON-COMPETITION; NON-SOLICITATION

     Section 6.1 Non-Competition. 1. Until the third anniversary of the Closing, the Stockholder and its Affiliates shall not, directly or indirectly, (x) engage in the research, development, manufacture, sale, marketing or distribution of any Surface Specialty Compound (the "Competing Business") anywhere in the world
(y) own an interest in, acquire, control, manage, operate, or participate in the management, operation or control of, either alone or jointly, any Person (other than the Company) that engages in the Competing Business, anywhere in the world; provided, however, that, for the purposes of this Section 6.1, ownership of securities having no more than five percent (5%) of the outstanding voting power of any Person that are listed on any national or international securities exchange or traded actively in a national over-the-counter market shall not be deemed to be in violation of this Section 6.1; provided, further, that the provisions of this Section 6.1 shall not prohibit (i) the Stockholder or any of its Subsidiaries from (A) engaging in the Films Business or the Bioproducts Business or (B) acquiring another Person engaged in the Competing Business as long the Competing Business constitutes no more than 20% of the earnings before interest and taxes for the most recently concluded fiscal year of the businesses of such other Person and, within one year of such acquisition, the Stockholder causes such Person to cease to engage in the Competing Business or (ii) the acquisition of the Stockholder by any Person that is engaged in the Competing Business as long as no employee of the Stockholder becomes actively engaged in the management or operation of the Competing Business; provided, further, that the foregoing shall not limit the ability of the Stockholder and its Affiliates to engage in activities expressly contemplated by the Acquisition Agreement or the Ancillary Agreements (as defined in the Acquisition Agreement).

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

     (b) If a judicial or arbitral determination is made that any of the provisions of this Section 6.1 constitutes an unreasonable or otherwise unenforceable restriction against the Stockholder, the provisions of this
Section 6.1 shall be rendered void only to the extent that such judicial or arbitral determination finds the provisions to be unreasonable or otherwise unenforceable. In that regard, the parties hereby agree that any judicial or arbitral authority construing this Agreement shall be empowered to sever any prohibited business activity, time period or geographical area from the coverage of this Section 6.1 and to apply the provisions of this Section 6.1 to the remaining business activities, time periods or geographical areas not severed by such judicial or arbitral authority. The time period during which the prohibitions set forth in this Section 6.1 shall apply shall be tolled and suspended for a period equal to the aggregate quantity of time during which the Stockholder violates such prohibitions in any respect.

     Section 6.2 Non-Solicitation. Until the third anniversary of the Closing, the Stockholder and its Affiliates shall not, directly or indirectly, (i) solicit for employment or any similar arrangement any Transferred Employee (as such term is defined in the Acquisition Agreement) or (ii) hire any Transferred Employee; provided, however, that this Section 6.2 shall not apply to Transferred Employees whose employment has been terminated by the Company and its Affiliates and clause (i) hereof shall not prohibit general solicitations for employment through advertisements or other means not targeted specifically to Transferred Employees.

                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Change of Control of the Stockholder. 1. In the event there is a change of control of the Stockholder, the Company shall have the right, but not the obligation, to purchase from the Stockholder all Acquisition Shares held by the Stockholder on the date of consummation of such change of control. The purchase price per Acquisition Share for such purchase shall be the Market Value as of such date of consummation. The Company shall give the Stockholder an Election Notice for any such purchase within 10 Business Days following such date of consummation. The closing for any such purchase shall take place at the executive offices of the Company at 10:00 a.m., New York City time, on the fifth Business Day following the date the Election Notice is delivered to the Stockholder, or at such other place, date and time as the parties may mutually agree. At such closing, the Stockholder shall deliver to the Company the share certificate or certificates representing the number of Acquisition Shares being purchased by the Company at such closing in exchange for a cash payment by wire transfer of immediately available funds of the aggregate purchase price to be paid for such Acquisition Shares to an account or accounts that shall be designated by the Stockholder in writing to the Company at least two Business Days prior to such closing. The parties hereto shall execute and deliver such other documents, and take such other actions, that may be necessary in connection with any such closing to give effect to the foregoing.

     (b) For purposes of this Section 7.1, "change of control" of the Stockholder means any (1) merger, consolidation or other business combination transaction as a result of which the shareholders of the Stockholder prior to such transaction would cease to hold at least 60% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), (2) acquisition by any Person, in one transaction or a series of related transactions, of at least 30% of the outstanding voting securities of the Stockholder, (3) sale, lease, exchange or other disposition, in one transaction or a series of related transactions, of at least 40% of the assets of the Stockholder and its Subsidiaries, taken as a whole, or (4) transaction as a result of which the directors of the Stockholder immediately prior to such transaction would cease to represent a majority of the directors comprising the board of directors of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof).

     Section 7.2 Injunctive Relief. Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that the other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

     Section 7.3 Successors and Assigns. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Company and by the Stockholder and their respective successors and permitted assigns, and no term or provision of this Agreement is for the benefit of, or intended to create any obligations to, any other Person, except as otherwise specifically provided in this Agreement. Neither this Agreement nor any rights or obligations hereunder shall be assignable without the consent of the other party.

     Section 7.4 Amendments; Waiver. This Agreement may be amended only by an agreement in writing executed by the parties hereto. Either party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.5 Notices. All notices and communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier or email, provided that the telecopy or email is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

                  To the Company:

                                    Cytec Industries, Inc.
                                    5 Garret Mountain Plaza
                                    West Paterson, NJ 07424
                                    Telephone:       (973) 357-3100
                                    Telecopy:        (973) 357-3058
                                    Attn:  Secretary
                  With a copy to:

                                    Sullivan & Cromwell LLP
                                    125 Broad Street
                                    New York, New York  10004-2498
                                    Telephone:  (212) 558-4000
                                    Telecopy:  (212) 558-3588
                                    Email:  KotranS@sullcrom.com
                                    Attn:  Mr. Stephen M. Kotran, Esq.

                  To the Stockholder:

                                    UCB S.A.
                                    Allee de la Recherche 60
                                    1070 Brussels
                                    Belgium
                                    Telephone:  +32.2.559.9181
                                    Telecopy:  +32.2.559.9491
                                    Email:  Robert.Trainor@ucb-group.com
                                    Attn:  Vice President and General Counsel

                  With a copy to:

                                    Cleary Gottlieb Steen & Hamilton LLP
                                    Rue de la Loi, 51
                                    1040 Brussels, Belgium
                                    Telephone:  +32 2 287 2000
                                    Telecopy:  +32 2 231 1661
                                    Email:  dvandermeersch@cgsh.com
                                    Attn:  Dirk Vandermeersch, Esq.

     Section 7.6 Governing Law; Arbitration. 1. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (b) In the event of any dispute, controversy or claim arising out of or in connection with this Agreement (a "Dispute"), the parties shall use their reasonable efforts to resolve such Dispute within a period of ninety (90) calendar days, commencing from either party's receipt of a notice from the other party indicating the existence of a Dispute (a "Notice"). In the event any such Dispute is not so resolved within ninety (90) calendar days after receipt of a Notice, either the Stockholder or the Company may refer such Dispute to be resolved by final and binding arbitration under the Rules of Arbitration (the "Rules") of the International Chamber of Commerce (the "ICC"). The Rules are deemed to be incorporated by reference into this clause. The party desiring to commence an arbitration shall provide a written request (an "Arbitration Request") to the other party (the "Respondent") and to the ICC in accordance with the Rules. The number of arbitrators shall be three (3) (such arbitrators, collectively, the "Arbitral Tribunal"). Each of Seller and Buyer shall nominate one arbitrator and send written notice of that nomination to the other party within such time period. In the event that either party fails to nominate its arbitrator or send written notice of that nomination to the other party within such time period, the ICC shall instead nominate that arbitrator within thirty
(30) calendar days after receipt of a written notice from either party indicating the other party's failure to comply with the foregoing provision. Within thirty (30) calendar days after their confirmation, the first two arbitrators shall nominate the third arbitrator, who shall serve as the Chairperson of the Arbitral Tribunal. If the first two arbitrators fail to nominate the third arbitrator within such time period, the third arbitrator shall be nominated by the ICC and shall serve as the Chairperson of the Arbitral Tribunal.

     (c) The seat, or legal place, of arbitration shall be London, England. The language to be used in all arbitral proceedings shall be English. All arbitrators shall be fluent in the English language and their award shall be rendered in English. The English language shall be used in all documents, briefs, evidence, and any other writings submitted to the Arbitral Tribunal. Each party may make reasonable requests for relevant documents from the other party prior to any evidentiary hearing in the arbitration. Any Dispute shall be resolved in accordance with the substantive laws of the State of New York without regard to principles of conflicts of law. The Arbitral Tribunal shall have no authority to make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. Any such award shall be made in Euro.

     Section 7.7 Headings. The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.8 Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     Section 7.9 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

                                    CYTEC INDUSTRIES, INC.


                                    By:  /s/ William N. Avrin
                                        --------------------------
                                        Name: William N. Avrin
                                        Title:    Vice President


                                    UCB S.A.


                                    By: /s/ Jettie Van Caenegem
                                        -----------------------------
                                        Name: Jettie Van Caenegem
                                        Title: Proxy Holder


                                    By:  /s/ Mohamed Chaoui
                                        ---------------------------
                                        Name: Mohamed Chaoui
                                        Title:  Head of Corporate M&A



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